Exhibit 10.5

Signature
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Stock Transfer, Inc.

                          SPIN-OFF ISSUANCE RESOLUTION
                ISSUANCE OF SPIN-OFF CLASS FOR ALL COMMON HOLDERS

                         VITAL HEALTH TECHNOLOGIES, INC.

                          ORIGINAL COMPANY NAME / CLASS

                      GENERAL FINANCE AND DEVELOPMENT, INC.

                          SPIN-OFF COMPANY NAME / CLASS



RESOLVED, THAT SIGNATURE STOCK TRANSFER, INC. A TEXAS CORPORATION, SOLE STOCK TRANSFER AGENT FOR THE ABOVE NAMED COMPANIES, IS AUTHORIZED BY THE ABOVE COMPANIES TO ISSUE PHYSICAL STOCK CERTIFICATES TO THE ABOVE SPIN-OFF CLASS FOR HOLDERS OF RECORD OF COMMON STOCK AS OF THE BELOW EFFECTIVE DATE.


SPIN-OFF RATE: 1  ORIGINAL COMMON SHARES = 1 SPIN-OFF SHARES
               -                           --

FRACTIONAL SHARES (ROUND UP / ROUND DOWN / NA):


SPECIAL INSTRUCTIONS
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I, THE UNDERSIGNED, QUALIFIED OFFICER OF THE ABOVE NAMED COMPANIES, DO HEREBY
CERTIFY THAT THIS IS A TRUE COPY OF A RESOLUTION, SET FORTH AND ADOPTED ON THE BELOW DATE, AND THAT THE SAID RESOLUTION HAS NOT BEEN IN ANY WAY RESCINDED, ANNULED, OR REVOLKED BUT THE SAME IS STILL IN FULL FORCE AND EFFECT.


/s/ Halton Martin                                    Halton Martin
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    SIGNATURE                                        NAME PRINTED

     Director                                           4-3-03
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      TITLE                                              DATE

     3-12-03
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  EFFECTIVE DATE



MAILING INSTRUCTIONS
NAME & MAILING ADDRESS                          EXPRESS OR MAILING INSTRUCTIONS
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General Finance and Development, Inc.
855 Village center Dr. Suite 315
North Oaks, MN 55127